Short-term Investment And Investments Under Fair Value - Schedule of Investments Under Fair Value (Details) ¥ in Thousands, $ in Thousands	Feb. 28, 2023 CNY (¥)	Feb. 28, 2023 USD ($)	Feb. 28, 2022 CNY (¥)
Investments, Fair Value Disclosure [Abstract]
Short-term investments under fair value	¥ 156,639	$ 22,595
Total	156,639	22,595
Long-term investments under fair value-current	135,201	19,502	¥ 156,459
Long-term investment under fair value - non-current	13,583	1,959
Total	¥ 148,784	$ 21,461	¥ 156,459